John Hancock Variable Insurance Trust
Supplement dated July 1, 2015

to the Statement of Additional Information dated April 27, 2015

The section under “Policy Regarding Disclosure of Portfolio Holdings” is amended and restated as follows:

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to persons who are not affiliated persons of the Advisor is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of the Advisor, and to all third party service providers and rating agencies.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to non-affiliated persons as part of the investment activities of the fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities that may receive information described in the preceding paragraph are as presented in the table below. If not otherwise noted, portfolio holdings information is provided as frequently as daily with a one-day lag.

Abel/Noser Corp. (trade execution)	Institutional Shareholder Services (ISS) (class actions, proxy voting)
Advent Software (reconciliation)	Interactive Data (pricing)
Barclays Capital (analytics)	Investment Technology (analytics)
Bloomberg (analytics, compliance, order management, pricing, research reports, trade order management)	ITG Solutions (analytics, trade execution analysis)
BNP Paribus (leverage provider, pledging)	Lipper (ratings / surveys)
BNY Mellon (fund administration, middle office functions)	Manulife Financial (credit review)
Brown Brothers Harriman (back office functions, reconciliation, securities lending)	Markit (back office functions)
Capital Institutional Services (CAPIS) (commission recapture, rebalancing strategy, transition services)	Morningstar (ratings / surveys)

Charles River Systems (trading system)	MSCI Barra (performance)
Citicorp Global Transactions Services (middle office functions)	NASDAQ (navs)
Cogent Consulting (consulting)	Northern Trust (back office functions, data storage)
Confluence Technologies (consulting)	OMGEO LLC (software vendor)
Cortland Capital Market Services LLC (senior loan servicing)	PricewaterhouseCoopers (audit services)
Deutsche Bank (securities lending)	Proxy Edge (proxy voting)
EDM Americas (data storage)	Risk Metrics (class actions, proxy voting)
Electra Information Systems (reconciliation)	RR Donnelley (printing)
Elkins McSherry (trade execution analysis)	SEI Investments (back office functions, middle office functions)
Ernst & Young (passive foreign income company (PFIC))	SimCorp (portfolio accounting)
Evare (analytics, data gathering, reconciliation)	SJ Levinson (proxy voting)
Factset (analytics, data gathering, performance, research reports, systems support)	SS&C Technologies (accounting, analytics, data gathering, reconciliation)
Failstation (matched/unmatched trades reporting)	Star Compliance (code of ethics monitoring)
Fidessa LatentZero Inc. (pre-trade compliance monitoring, post-trade compliance monitoring)	State Street Investment Management Solutions (back office functions)
Financial Tracking (compliance)	Style Research (performance, risk analysis, style analysis)
GainsKeeper (tax reporting, wash sale & REIT data)	SunGard (accounting, insider trading monitoring, securities lending)
GCOM/BOWNE (financial reporting)	Swift (accounting messages, custody messages, trade messaging)
Glass Lewis (proxy voting)	TCS of America (systems support)
Global Trading Analytics (trade execution analysis)	Thomson Reuters Vestek (analytics)
Goldman Sachs (securities lending)	Trade Informatics (trade cost analysis)
IDS GmbH (analysis & reporting services)

As part of investment strategies for the Lifestyle MVPs, the Trust has adopted strategies to seek to manage the volatility of returns for the Lifestyle MVPs while limiting the magnitude of potential portfolio losses (the “Volatility Management Strategies”, investments in furtherance of this strategy are referred to as “Volatility Management Investments”). In connection with the Volatility Management Strategy, the Advisor and the subadvisors to the Lifestyle MVPs (the “Lifestyle Subadviser”) may at the request of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “Insurance Companies”) provide certain analytical nonpublic information regarding each Lifestyle MVP’s Volatility Management Investments and other holdings to the Insurance Companies for use in managing their risk under certain guarantees provided under variable contracts that use the Lifestyle MVPs as investment options. This information may include information about aggregate long or short exposure and changes in aggregate exposure to types of securities, currencies, or other instruments, which may be broken down by type of security (e.g., equities, debt, mortgage-related securities, etc.), sector, index, country, or other characteristics, and which reflect completed transactions in futures contracts or other derivatives that are part of the Volatility Management Investments. This information may also include analytical information that is based on holdings or trades arising from the management of a Lifestyle MVP or other fund of the Trust. The information may be provided as frequently as reasonably requested by an Insurance Company, including on an intra-day basis, and there need not be any lag between the effective time of the analytical information and the disclosure to an Insurance Company. While information may not be provided about specific trades or pending transactions, the Insurance Companies may be able to deduce information about prior trades from the analytical information that is provided. Under procedures approved by the Board, the analytical information may be provided to the Insurance Companies solely for the limited purpose of helping the Insurers in a hedging program they use for their own accounts to help manage their risks under the guarantees on the variable contracts, and only if the Insurance Companies implement procedures that prohibit their employees, officers, agents and affiliates who receive such information from disclosing it or using it in any unauthorized fashion, including for personal trading or benefit. The procedures allow the analytical information to be provided under circumstances, including testing, that is designed to make sure there is no meaningful harm to the Lifestyle MVPs or other Series of JHVIT. Moreover, the Insurance Companies have reported to the Board that they do not expect their hedging program to affect prices of securities on markets, but investors bear the risk that the Insurance Companies hedging program will adversely affect securities prices and the performance of the Lifestyle MVP or other funds.

The CCO is required to pre-approve any other disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board reviewing the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of the funds’ nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of the funds’ nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the funds, the Advisor, a subadvisor or an affiliate as consideration for disclosing the funds’ nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the fund’s subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund.  Nonetheless, a fund has oversight processes in place to attempt to minimize this risk.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed.

JHVIT Portfolio Holdings Currently Posted on Websites. The ten largest holdings of each fund that is offered through a variable insurance product will be posted to the website listed below no earlier than 15 days after each calendar quarter end. These holdings will remain on the websites until the date JHVIT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHVIT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

JHVIT Portfolio Holdings Websites:

http://jh1.jhlifeinsurance.com/JHPortal/channel/0,2446,2072859_2079697,00.html (for John Hancock variable life products)

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21 (for John Hancock variable annuity products)

Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for each Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Each Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available 60 days after the end of the month to which it pertains.

Money Market Trust Portfolio Holdings Website:

www.johnhancock.com/moneymarket/va.html

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

(“John Hancock Asset Management”)

The section under, “Appendix III – Portfolio Manager Information - John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”)” is amended and restated as follows to the extent that it relates to the portfolio managers of Financial Industries Trust:

Portfolio Managers and Other Accounts Managed:

The portfolio managers for the Financial Industries Trust: Susan A. Curry, Ryan P. Lentell and Lisa A. Welch.

The following chart provides information regarding other accounts for which each portfolio manager to the funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investment in the fund.

The following table provides information as of May 31, 2015:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Susan A. Curry	3	$2,544	1	$118	0	$0
Ryan P. Lentell	0	$0	1	$118	0	$0
Lisa A. Welch	3	$2,544	1	$118	0	$0

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Susan A. Curry	0	$0	0	$0	0	$0
Ryan P. Lentell	0	$0	0	$0	0	$0
Lisa A. Welch	0	$0	0	$0	0	$0

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the fund as of May 31, 2015.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.